Exhibit 10.45

PLEDGE AGREEMENT

This Pledge Agreement (this “Agreement”) dated as of December 10, 2015, made by (i) CAMBIUM LEARNING GROUP, INC., a Delaware corporation (“Holdings”), (ii) CAMBIUM LEARNING, INC., a Delaware corporation (the “Borrower”), and (iii) the other Subsidiaries of Holdings (other than Borrower, Voyager Learning Company and, except as provided herein, the Excluded Subsidiaries) party hereto from time to time (together with Holdings and the Borrower, collectively, the “Pledgors” and each, a “Pledgor”), in favor of Webster Bank, N.A., as administrative agent (the “Administrative Agent”) for itself and the other lending institutions (collectively, the “Lenders”) which are or may become parties to the Credit Agreement referred to below (in such capacity, the “Pledgee”).

RECITALS

A.Pursuant to that certain Credit Agreement dated as of the date hereof by and among Holdings, the Borrower, the Lenders from time to time party thereto and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used herein without definition having the respective meanings ascribed to them in the Credit Agreement, unless the context clearly requires otherwise), the Lenders have agreed to make loans and extend certain other financial accommodations to the Borrower.

B.Pursuant to that certain Guaranty Agreement dated as of the date hereof by and among the Pledgors (other than the Borrower and the Excluded Subsidiaries) and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Guaranty”), such Pledgors have agreed to guarantee, among other Obligations, the obligations of the Borrower and the other Loan Parties under the Loan Documents.

C.Each of Holdings and the Borrower is the record and beneficial owner of 100% of the issued and outstanding Equity Interests of each of their respective Subsidiaries set forth on Schedule I hereto (the Borrower, together with any other Subsidiaries of the Pledgors from time to time pledged hereunder, collectively, the “Pledged Subsidiaries”).

D.Pursuant to the Security Agreement, the Pledgors have granted to the Pledgee, for the benefit of the Secured Parties, a security interest in substantially all of their assets to secure the payment and performance of all of the Secured Obligations (as such term is defined in the Security Agreement).

E.It is a condition precedent to the effectiveness of the Credit Agreement that the Pledgors execute and deliver to the Pledgee a pledge agreement in substantially the form hereof to pledge to the Pledgee 100% (or, with respect to any “first-tier” Excluded Subsidiary, such lesser percentage as determined in accordance with this Agreement) of the issued and outstanding Equity Interests of the Pledged Subsidiaries (such Equity Interests, collectively, the “Pledged Shares”), including the Pledged Shares as from time to time described on Schedule I hereto, together with the other Pledged Collateral described below.

Accordingly, the parties hereto agree as follows:

1.Security Interest.  As collateral security for the Secured Obligations, including any and all renewals or extensions thereof, each Pledgor hereby delivers, pledges, transfers and collaterally assigns to the Pledgee and grants to the Pledgee, for the benefit of the Secured Parties, a first priority security interest in all of such Pledgor’s right, title and interest in and to all of the Pledged Shares (including, without limitation, the Pledged Shares described on Schedule I hereto), and all other Equity Interests of any kind or nature of all existing and future Subsidiaries of such Pledgor, now owned or hereafter acquired, whether such Equity Interests are certificated or uncertificated, and each of the notes, capital stock, and all other investment property, financial assets and general intangibles of such Pledgor related to the foregoing, including, without limitation, and subject to Section 7(b), the right to vote such Equity Interests, now owned, legally, beneficially or hereafter acquired, together with all proceeds of and additions to such Equity Interests from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing, including all dividends, interest distributions, cash, warrants, rights, instruments and other property, except for cash dividends or other cash distributions to the extent permitted under Section 7(a); provided, however, that notwithstanding anything herein to the contrary, no Loan Party shall be required to pledge Equity Interests of any Excluded Subsidiary, to the extent such Equity Interests carry more than 65% of the total combined voting power of any “first-tier” Excluded Subsidiary (as determined for purposes of Treasury Regulations Section 1.956-2(c)) unless such Excluded Subsidiary has guaranteed Indebtedness of the Borrower or any of its Domestic Subsidiaries or pledged any of its assets or suffered a pledge of a greater percentage of its Equity Interests to secure Indebtedness of the Borrower or any of its Domestic Subsidiaries (collectively, the “Pledged Collateral”).

2.Dividends, Options, or Other Adjustments.  The Pledgee shall receive, as additional Pledged Collateral, any and all additional shares of capital stock or other Equity Interests of all existing and future Subsidiaries of each Pledgor (subject to the limitations on Excluded Subsidiaries as described in Section 1), or any other property of any kind distributed or distributable on or by reason of the Pledged Collateral pledged hereunder, or otherwise transferred or issued to a Pledgor whether in the form of or by way of dividends, warrants, partial liquidation, conversion, prepayments or redemptions (in whole or in part), liquidation, or otherwise with the exception of cash dividends or other cash distributions to the extent permitted under Section 7(a).  If any such additional shares of capital stock or other Equity Interests, instruments, or other property against which a security interest can only be perfected by possession by the Pledgee, shall come into the possession or control of a Pledgor, such Pledgor shall hold or control in trust and forthwith transfer and deliver the same to the Pledgee as agent for and on behalf of (and for the benefit of) the Secured Parties, subject to the provisions hereof.

3.Delivery of Share Certificates; Stock Powers; Documents.  Each Pledgor agrees to deliver all share certificates, if any, undated stock powers duly executed in blank, documents, agreements, financing statements, amendments thereto, assignments or other writings the Pledgee may reasonably request to carry out the terms of this Agreement or to perfect, protect the priority of or enforce the Lien on and security interest in the Pledged Collateral hereunder granted hereby to the Pledgee and further agrees to do and cause to be done, upon the Pledgee’s request, all things reasonably determined by the Pledgee to be necessary to perfect, protect the priority of and keep in full force the Lien on the Pledged Collateral hereunder granted hereby in favor of the Pledgee, including, but not limited to, the prompt payment of all fees and expenses incurred in connection with any filings made to perfect or continue the Lien on and security interest in the Pledged Collateral hereunder granted hereby in favor of the Pledgee.  Each Pledgor agrees to cause its applicable Subsidiaries to make appropriate entries upon their respective books and records (including, without limitation, their stock record and transfer books) disclosing the Lien on the Pledged Collateral hereunder granted hereby to the Pledgee hereunder.  Each Pledgor further agrees to promptly deliver to the Pledgee, or cause its Subsidiaries to deliver directly to the Pledgee, as agent for and on behalf of (and for the benefit of) the Secured Parties, share certificates or other documents representing Pledged Collateral acquired or received after the date of this Agreement with an undated stock power duly executed by such Pledgor in blank.  If at any time the Pledgee notifies a Pledgor that additional stock powers endorsed in blank with respect to Pledged Collateral are required, such Pledgor shall promptly execute in blank and deliver such stock powers to the Pledgee as agent for and on behalf of (and for the benefit of) the Secured Parties as the Pledgee may reasonably request.  The parties hereto hereby acknowledge and agree that the Pledgee is taking possession of any stock certificates and stock powers representing the Pledged Collateral as agent for and on behalf of (and for the benefit of) the Secured Parties, for purposes of Sections 8-106 and 8-301 of the UCC.

4.Power of Attorney.  Each Pledgor hereby constitutes and irrevocably appoints the Pledgee, with full power of substitution, as such Pledgor’s true and lawful attorney-in-fact, to the fullest extent permitted by applicable Law, at any time or times when an Event of Default has occurred and is continuing, to affix to certificates and documents representing the Pledged Collateral the stock power delivered with respect thereto, to transfer or cause the transfer of the Pledged Collateral, or any part thereof on the books of the corporation or other entity issuing the same, to the name of the Pledgee and thereafter to exercise as to such Pledged Collateral all the rights, powers and remedies of an owner, or to the name of the Pledgee’s nominee or transferee.  The power of attorney granted pursuant to this Agreement and all authority hereby conferred are granted and conferred solely to protect the Pledgee’s interest in the Pledged Collateral and shall not impose any duty upon the Pledgee to exercise any power.  This power of attorney shall be irrevocable as one coupled with an interest.

5.Inducing Representations of Pledgors.  Each Pledgor makes the following representations and warranties to the Pledgee, each and all of which shall survive the execution and delivery of this Agreement:

(a)The information concerning such Pledgor’s beneficial ownership of the Pledged Collateral that is contained in this Agreement is true and correct in all respects.

(b)Such Pledgor is the sole legal and beneficial owner of, and has good and indefeasible title to, its Pledged Collateral, free and clear of all pledges, liens, security interests, claims of others and other encumbrances and restrictions on the transfer and assignment thereof, other than the security interest created by this Agreement and any Permitted Liens, and has the corporate power and authority to execute this Agreement and to pledge the Pledged Collateral to the Pledgee as provided for herein.

(c)There are no outstanding options, warrants or other similar agreements to which such Pledgor or any of its Subsidiaries are a party with respect to the Pledged Collateral.

(d)The Pledged Shares have been validly issued; the holder or holders of the Pledged Shares are not and will not be subject to any personal liability as such holder under any applicable Law; and are not subject to any charter, by-law, statutory, contractual (other than pursuant to or permitted under this Agreement, the Credit Agreement and the other Loan Documents) or other restrictions governing their issuance, transfer, ownership or control other than restrictions on transfer imposed by applicable foreign, state and federal Laws applicable to the issuance, transfer, ownership or control of securities generally.

(e)No consent, approval or authorization of or designation or filing (other than filing financing statements) with any Governmental Authority is required of such Pledgor in connection with the pledge and security interest granted under this Agreement or the rights and remedies provided herein other than those which have been obtained.

(f)The execution and delivery of this Agreement by such Pledgor, and the performance by such Pledgor of its obligations hereunder, have been duly authorized by all necessary corporate actions of such Pledgor and will not result in a violation by such Pledgor of any charter, by-law, mortgage, indenture, contract, instrument, judgment, decree, order, statute, rule or regulation to which such Pledgor is subject.

(g)This Agreement has been duly executed and delivered by such Pledgor, and constitutes the legal, valid and binding obligation of such Pledgor, enforceable against such Pledgor in accordance with its terms subject to general principles of equity and bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors’ rights generally.

(h)This Agreement constitutes a valid and continuing Lien on the Pledged Collateral owned by such Pledgor in favor of the Pledgee for the benefit of the Secured Parties.

6.Secured Obligations of Pledgors.  Each Pledgor hereby covenants and agrees with the Pledgee as follows:

(a)Such Pledgor will not sell, transfer or convey any interest in, or suffer or permit any Lien to be created upon or with respect to, any of the Pledged Collateral during the term of the pledge established hereby, other than (i) as created under this Agreement, (ii) any Permitted Liens, or (iii) any sale, transfer or conveyance permitted by the Credit Agreement.

(b)Such Pledgor will, at its own expense, at any time and from time to time at the Pledgee’s reasonable request, do, make, procure, execute and deliver all acts, things, writings, assurances and other documents as may be reasonably required by the Pledgee to preserve, establish, or enforce the Pledgee’s rights, interests and remedies created by, provided in, or emanating from, this Agreement.

(c)Such Pledgor agrees that (i) it shall not permit its Subsidiaries to issue additional certificates representing the Pledged Shares without providing prior written notice to the Pledgee thereof, (ii) it shall cause its Subsidiaries to issue certificates with respect to any Pledged Shares, as necessary to comply with Section 3 of this Agreement, at the Pledgee’s reasonable request and (iii) promptly upon issuance (and in any case, within five days thereof), any certificates issued pursuant to the foregoing clauses (i) or (ii) shall be pledged and delivered to the Pledgee as agent for and on behalf of (and for the benefit of) the Secured Parties, and shall be and become Pledged Shares and Pledged Collateral hereunder.

(d)Such Pledgor agrees that, should any future Subsidiary of such Pledgor be formed or acquired, (i) if such Subsidiary is a Domestic Subsidiary, all Equity Interests held by such Pledgor with respect to such Subsidiary shall be and become Pledged Shares and Pledged Collateral hereunder, (ii) if such Subsidiary is an Excluded Subsidiary, all Equity Interests (subject to the limitations on Excluded Subsidiaries as described in Section 1) held by such Pledgor with respect to such Subsidiary shall be and become Pledged Shares and Pledged Collateral hereunder, (iii) it shall cause such Subsidiary to issue certificates with respect to any Pledged Shares, as necessary to comply with Section 3, at the Pledgee’s reasonable request, (iv) promptly upon issuance (and in any case, within five days thereof) of any certificates issued pursuant to the foregoing clause (iii), it shall pledge such certificates to the Pledgee and shall deliver such certificates to the Pledgee as agent for and on behalf of (and for the benefit of) the Secured Parties, and (v) it shall deliver to the Pledgee an amended Schedule I describing all such Pledged Shares.

7.Rights of Pledgors.

(a)So long as no Event of Default has occurred and is continuing, each Pledgor shall be entitled to receive cash dividends and other cash distributions paid on its Pledged Collateral solely to the extent permitted or not prohibited to be paid or distributed under the Credit Agreement, and to use and apply the same.

(b)So long as no Event of Default has occurred and is continuing, each Pledgor shall be entitled to vote or consent or grant waivers or ratifications with respect to the Pledged Collateral in any manner not inconsistent with this Agreement, the Credit Agreement or any other Loan Document.

(i)Unless otherwise permitted by the Credit Agreement, upon the occurrence and during the continuation of an Event of Default and notice to a Pledgor from the Pledgee, the rights of such Pledgor under paragraphs (a) above shall cease and be terminated and the Pledgee shall thereafter receive all the benefits of and have the sole right to exercise any such rights.

(ii)Upon the occurrence and during the continuation of an Event of Default and notice to a Pledgor from the Pledgee, the rights of such Pledgor under paragraph (b) above shall cease and be terminated and the Pledgee shall thereafter receive all the benefits of and have the sole right to exercise any such rights, provided, that in the case of an Event of Default pursuant to Section 8.01(f) or (g) of the Credit Agreement, no such notice shall be required.

In connection with the foregoing, each Pledgor hereby grants to the Pledgee an irrevocable proxy to vote the Pledged Collateral, which proxy shall be effective immediately upon the occurrence of and during the continuation of an Event of Default.  Upon request of the Pledgee, each Pledgor agrees to deliver to the Pledgee such further evidence of such irrevocable proxy or such further irrevocable proxy to vote the Pledged Collateral during the continuation of an Event of Default as the Pledgee may request.

8.Rights of the Pledgee.  At any time when an Event of Default has occurred and is continuing, the Pledgee may in its sole discretion and subject to the requirements of applicable Law:

(a)Cause the Pledged Collateral to be transferred to its name, and thereafter exercise as to such Pledged Collateral all of the rights, powers and remedies of an owner, or to be transferred to the name of its nominee(s) or transferee(s).

(b)Collect by legal proceedings or otherwise all dividends, distributions, interest, principal payments, capital distributions and other sums now or hereafter payable on account of said Pledged Collateral, and hold the same as part of the Pledged Collateral, or apply the same to the Secured Obligations in such manner and order as the Pledgee may decide in its sole discretion.

(c)Enter into any extension, subordination, reorganization, deposit, merger, or consolidation agreement, or any other agreement relating to or affecting the Pledged Collateral, and in connection therewith deposit or surrender control of the Pledged Collateral thereunder, and accept other property in exchange therefor and hold and apply such property or money so received in such manner and order as the Pledgee may decide in its sole discretion.

(d)Discharge any taxes, liens, security interests or other encumbrances levied or placed on the Pledged Collateral or pay for the maintenance and preservation of the Pledged Collateral; the amount of such payments, plus any and all fees, costs and expenses of the Pledgee (including reasonable attorneys’ fees and disbursements) in connection therewith shall be reimbursed by Pledgors on demand, with interest thereon from the date paid by the Pledgee at the Default Rate, and until so reimbursed, shall be added to the Secured Obligations secured hereby.

9.Event of Default; Remedies.  Upon the occurrence and during the continuation of an Event of Default:

(a)In addition to all the rights and remedies of a secured party under applicable Law and otherwise set forth herein, the Pledgee shall have the right, without demand of performance or other demand, advertisement or notice of any kind, except as specified below, to or upon any Pledgor or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived to the extent permitted by applicable Law), to proceed forthwith to collect, receive, appropriate and realize upon the Pledged Collateral, or any part thereof and to proceed forthwith to sell, assign, give an option or options to purchase, contract to sell, or otherwise dispose of and deliver the Pledged Collateral or any part thereof in one or more parcels at public or private sale or sales at any stock exchange or broker’s board or at any of the Pledgee’s offices or elsewhere at such prices and on such terms (including, without limitation, a requirement that any purchaser of all or any part of the Pledged Collateral shall be required to purchase any securities constituting the Pledged Collateral solely for investment and without any intention to make a distribution thereof) as the Pledgee in its sole and absolute discretion deems appropriate without any liability for any loss due to decrease in the market value of the Pledged Collateral during the period held.  Each Pledgor agrees that if notice of sale shall be required by Law, such notification shall be deemed reasonable and properly given if mailed to the applicable Pledgor, postage prepaid, at least ten days before any such disposition, to the address indicated in Section 13(b).  Any disposition of the Pledged Collateral or any part thereof may be for cash or on credit or for future delivery without assumption of any credit risk, with the right of the Pledgee to purchase all or any part of the Pledged Collateral so sold at any such sale or sales, public or private, free of any equity or right of redemption in any Pledgor, which right or equity is, to the extent permitted by applicable Law, hereby expressly waived and released by each Pledgor.

(b)All of the Pledgee’s rights and remedies, including but not limited to the foregoing, shall be cumulative and not exclusive and shall be enforceable alternatively, successively or concurrently as the Pledgee in its sole discretion may deem expedient.

(c)The Pledgee may elect to obtain (at Pledgors’ expense, as part of the Secured Obligations secured hereby) the advice of any independent investment banking firm with respect to the method and manner of sale or other disposition of any of the Pledged Collateral, the best price reasonably obtainable therefor, the consideration of cash and/or credit terms, or any other details concerning such sale or disposition.  The Pledgee, in its sole discretion, may elect to sell the Pledged Collateral on such credit terms which it deems commercially reasonable.  The sale of any of the Pledged Collateral on credit terms shall not relieve any Pledgor of its liability to the Pledgee until the Secured Obligations have been paid in full.  All payments received by the Pledgee in respect of a sale of Pledged Collateral shall be applied to the Secured Obligations in the manner provided in Section 10, as and when such payments are received.

(d)Each Pledgor recognizes that the Pledgee may be unable to effect a public sale of all or a part of the Pledged Collateral by reason of certain prohibitions contained in any applicable securities Law, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Pledged Collateral for its own account, for investment and not with a view for the distribution or resale thereof.  Each Pledgor agrees that private sales so made may be at prices and on other terms less favorable to the seller than if the Pledged Collateral were sold at public sale, and that the Pledgee has no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the registration of the Pledged Collateral for public sale under the Securities Act or any other applicable securities Laws.  Each Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

(e)If any consent, approval or authorization of any Governmental Authority should be necessary to effectuate any sale or other disposition of the Pledged Collateral, or any partial disposition of the Pledged Collateral, the applicable Pledgor will execute all such applications and other instruments as may reasonably be required in connection with securing any such consent, approval or authorization, and will otherwise assist the Pledgee as requested in connection with any such sale or other disposition of the Pledged Collateral as the Pledgee may deem necessary pursuant to the terms of this Agreement.

(f)Upon any sale or other disposition, the Pledgee shall have the right to deliver, assign and transfer to the purchaser thereof the Pledged Collateral so sold or disposed of.  Each purchaser at any such sale or other disposition (including the Pledgee) shall hold the Pledged Collateral free from any claim or right of the Pledgors of whatever kind, including any equity or right of redemption of the Pledgors, to the fullest extent permitted under applicable Law.

(g)The Pledgee shall not be obligated to make any sale or other disposition, unless the terms thereof shall be satisfactory to it.  The Pledgee may, subject to applicable Law, without notice or publication, adjourn any private or public sale, and, upon ten days’ prior written notice to the applicable Pledgor, hold such sale at any time or place to which the same may be so adjourned.  In case of any sale of all or any part of the Pledged Collateral, on credit or future delivery, the Pledged Collateral so sold may be retained by the Pledgee until the selling price is paid by the purchaser thereof, but the Pledgee shall incur no liability in the case of the failure of such purchaser to take up and pay for the property so sold and, in case of any such failure, such property may again be sold as herein provided.

10.Disposition of Proceeds.

(a)The proceeds of any sale or disposition by the Pledgee of all or any part of the Pledged Collateral shall be applied by the Pledgee in the following order:

(i)to the payment in full of the costs and expenses of such sale or sales, collections, and the protection, declaration and enforcement of any security interest granted hereunder, including the reasonable compensation of the Pledgee’s agents and attorneys (including, without limitation, the expenses incurred pursuant to Section 9(c));

(ii)to the payment of the Secured Obligations as set forth in the Security Agreement; and

(iii)to the payment to the applicable Pledgor of any surplus then remaining from such proceeds, subject to the rights of any holder of a Lien on the Pledged Collateral of which the Pledgee has actual notice.

(b)In the event that the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to cover the principal of, and premium, if any, and interest on, the Secured Obligations secured thereby plus costs and expenses of the sale or other disposition, the Pledgors shall remain liable for any deficiency.

11.Termination.  This Agreement shall create a continuing collateral assignment, pledge and first priority security interest in, and Lien on, the Pledged Collateral and shall continue in full force and effect until all of the Secured Obligations (other than any contingent obligations that survive the termination of this Agreement, the Credit Agreement and the other Loan Documents) shall have been paid and performed in full and satisfied, and the commitments of the Pledgee (and Lenders) under the Credit Agreement shall have terminated.  Subject to any sale or other disposition by the Pledgee of the Pledged Collateral or any part thereof pursuant to this Agreement, the Pledged Collateral shall be returned to the Pledgors upon full payment, satisfaction and termination of the Secured Obligations.  To the extent that any Pledgor or any other Person on behalf of a Pledgor makes a payment or payments of the Secured Obligations to the Pledgee, or the Pledgee enforces the security interests or exercises its set-off rights, and such payment(s) or the proceeds of such enforcement or set-off are subsequently rescinded or must otherwise be restored by any holder of any Secured Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, then the Secured Obligations and this Agreement and all Liens, rights and remedies therefor, shall be automatically reinstated to such extent.  Upon termination of this Agreement, the Pledgee shall forthwith assign, transfer and deliver to the Pledgors such of the Pledged Collateral as may be in the possession of the Pledgee and as shall not have been sold or otherwise applied pursuant to the terms hereof, and shall promptly execute and deliver to the Pledgors such documents as are reasonably necessary to evidence the termination of the Liens created hereby.

12.Expenses of the Pledgee.  All expenses (including reasonable attorneys’ fees) incurred by the Pledgee in connection with the perfection and continuation of the security interest granted hereunder and all expenses (including reasonable attorneys’ fees) incurred by the Pledgee in connection with any actual or attempted sale or exchange of, or any enforcement, collection, compromise or settlement respecting, the Pledged Collateral, or any other commercially reasonable action taken by the Pledgee hereunder whether directly or as attorney-in-fact pursuant to a power of attorney or other authorization herein conferred, for the purpose of satisfaction of the liability of the Pledgors for failure to pay the Secured Obligations or as additional amounts owing by the Pledgors to cover the Pledgee’s costs of acting against the Pledged Collateral, shall be deemed a Secured Obligation of the Pledgors for all purposes of this Agreement and the Pledgee may apply the Pledged Collateral to payment of or reimbursement of itself for such liability.

13.General Provisions.

(a)The Pledgee and its assigns shall not have any obligation in respect of the Pledged Collateral, except to use reasonable care in holding the Pledged Collateral and to hold and dispose of the same in accordance with the terms of this Agreement and applicable Law.

(b)All notices, requests and demands to or upon the respective parties hereto shall be given in the manner specified and shall be addressed as set forth in Section 10.02 of the Credit Agreement.

(c)No failure on the part of the Pledgee to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by the Pledgee of any right, power or remedy hereunder preclude any other or future exercise thereof, or the exercise of any other right, power or remedy.  The remedies herein provided are cumulative and are not exclusive of any remedies provided by Law or any other agreement.  The representations, covenants and agreements of the Pledgors herein shall survive the date hereof.  Neither this Agreement nor the provisions hereof can be changed, waived or terminated orally.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, legal representatives and assigns, provided, that no Pledgor may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Pledgee.

(d)If any term of this Agreement or any application thereof shall be invalid or unenforceable, the remainder of this Agreement and any other application of such term shall not be affected thereby.

(e)No modification or waiver of any provision of this Agreement shall be binding on the Pledgors or the Pledgee, except as expressly set forth in writing duly executed and delivered by the Pledgors and the Pledgee.

(f)This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  Delivery of an executed counterparty of a signature page of this Agreement by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Agreement.

14.Consent of Issuers of Pledged Equity.  Any Pledgor that is an issuer of any Pledged Collateral (in such capacity, an “Issuer”) hereby acknowledges, consents and agrees to the grant of the Lien in such Pledged Collateral by the applicable Pledgors pursuant to this Agreement, together with all rights accompanying such security interest as provided by this Agreement and applicable Law, notwithstanding, to the extent applicable, any provisions in any operating agreement, limited partnership agreement or similar organizational or governance documents of such Issuer, as applicable, requiring the consent, approval or acceptance of such Issuer prior to giving effect to any assignment (which requirement shall be deemed satisfied by this section so long as the Pledgee complies with this Agreement and the applicable organizational or governance document).

15.GOVERNING LAW; SUBMISSION TO JURISDICTION; WAIVER OF VENUE; SERVICE OF PROCESS; WAIVER OF JURY TRIAL.

(a)GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)SUBMISSION TO JURISDICTION.  EACH PLEDGOR IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.  NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE PLEDGEE OR ANY OTHER SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST ANY PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION.

(c)WAIVER OF VENUE.  EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION.  EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

(d)SERVICE OF PROCESS.  EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 10.02 OF THE CREDIT AGREEMENT.  NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.

(e)WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD

NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

16.Subrogation.  Notwithstanding any payment(s) made by any Pledgor or the exercise by the Pledgee of any remedy provided hereunder or under the Credit Agreement or any other Loan Document, no Pledgor shall have a claim (as defined in 11 U.S.C. §101(5)) of subrogation to any right of the Pledgee or the Pledgee as against the Pledged Subsidiaries or any Pledged Collateral or other Collateral or any guaranty held by the Pledgee for the satisfaction of any of the Secured Obligations, nor shall any Pledgor have any claim (as defined in 11 U.S.C. §101(5)) for reimbursement, indemnity, exoneration or contribution from the Borrower in respect of payments made by such Pledgor hereunder, in any such case until the indefeasible payment in full of the Secured Obligations (other than any contingent obligations that survive the termination of this Agreement, the Credit Agreement and the other Loan Documents) and the termination of the Pledgee’s (and Lenders’) commitments under the Credit Agreement.  If any amount shall be paid to any Pledgor on account of such subrogation, reimbursement, indemnity, exoneration or contribution rights at any time, such amount shall be held by such Pledgor in trust for the Pledgee, segregated from other funds of such Pledgor, and shall be turned over to the Pledgee for the benefit of the Secured Parties, in the exact form received by such Pledgor (duly endorsed by such Pledgor to the Pledgee, if required), to be applied as provided in the Credit Agreement.  The Pledgee shall not have any obligation or duty to protect any Pledgor’s rights of subrogation arising pursuant to this Agreement or under any applicable Law, nor shall the Pledgee be liable for any loss to, or impairment of, any subrogation rights held by any Pledgor.

17.Reliance by the Pledgee.

(a)EACH PLEDGOR AFFIRMS THAT IT HAS READ THIS AGREEMENT, THE CREDIT AGREEMENT, AND EACH OF THE OTHER LOAN DOCUMENTS AFFECTED HEREBY AND AGREES THAT SUCH PLEDGOR IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS AGREEMENT, THE CREDIT AGREEMENT, AND EACH OF THE OTHER LOAN DOCUMENTS AFFECTED HEREBY; THAT SUCH PLEDGOR IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS AGREEMENT, THE CREDIT AGREEMENT, AND EACH OF THE OTHER LOAN DOCUMENTS AFFECTED HEREBY; THAT SUCH PLEDGOR HAS BEEN REPRESENTED BY LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING SUCH PLEDGOR’S EXECUTION OF THIS AGREEMENT, THE CREDIT AGREEMENT, AND EACH OF THE OTHER LOAN DOCUMENTS AFFECTED HEREBY TO WHICH SUCH PLEDGOR IS PARTY AND HAS RECEIVED THE ADVICE OF SUCH PLEDGOR’S ATTORNEY IN ENTERING INTO THIS AGREEMENT, THE CREDIT AGREEMENT, AND EACH OF THE OTHER LOAN DOCUMENTS AFFECTED HEREBY TO WHICH SUCH PLEDGOR IS A PARTY; THAT SUCH PLEDGOR HAS MADE AND WILL MAKE, INDEPENDENTLY AND WITHOUT RELIANCE ON THE PLEDGEE, AND BASED ON SUCH DOCUMENTS AND INFORMATION AS SUCH PLEDGOR HAS DEEMED APPROPRIATE, SUCH PLEDGOR’S OWN DECISION TO ENTER INTO THIS AGREEMENT, THE CREDIT AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS TO WHICH SUCH PLEDGOR IS A PARTY AND WILL CONTINUE TO MAKE SUCH PLEDGOR’S OWN ANALYSIS AND DECISIONS IN TAKING OR NOT TAKING ACTION UNDER THIS AGREEMENT, THE CREDIT AGREEMENT AND EACH OF THE OTHER LOAN DOCUMENTS TO WHICH SUCH PLEDGOR IS A PARTY.

(b)EACH PLEDGOR AGREES THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS AGREEMENT, THE

CREDIT AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS TO WHICH SUCH PLEDGOR IS PARTY ON THE BASIS THAT SUCH PLEDGOR HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT “CONSPICUOUS.”

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement on the date first above written.

PLEDGORS:

CAMBIUM LEARNING, INC.

By: /s/ Barbara Benson

Name:  Barbara Benson

Title:  Chief Financial Officer

CAMBIUM LEARNING GROUP, INC.

By: /s/ Barbara Benson

Name:  Barbara Benson

Title:  Chief Financial Officer

EXPLORELEARNING, LLC

By: /s/ Barbara Benson

Name:  Barbara Benson

Title:  Chief Financial Officer

KURZWEIL EDUCATION, INC.

By: /s/ Barbara Benson

Name:  Barbara Benson

Title:  Chief Financial Officer

LAZEL, INC.

By: /s/ Barbara Benson

Name:  Barbara Benson

Title:  Chief Financial Officer

[Signatures continue]

LEARNING A-Z, LLC

By: /s/ Barbara Benson

Name:  Barbara Benson

Title:  Chief Financial Officer

VOYAGER SOPRIS LEARNING, INC.

By: /s/ Barbara Benson

Name:  Barbara Benson

Title:  Chief Financial Officer

VSS-CAMBIUM HOLDINGS II CORP.

By: /s/ Barbara Benson

Name:  Barbara Benson

Title:  Chief Financial Officer

VSS-CAMBIUM HOLDINGS IV, LLC

By: /s/ Barbara Benson

Name:  Barbara Benson

Title:  Chief Financial Officer

PLEDGEE:

WEBSTER BANK, N.A.

By:_ /s/ Andre Paquette

Name:  Andre Paquette
Title:  Senior Vice President